Exhibit 10.1

PetIQ, Inc.

January 17, 2018

Community Veterinary Clinics, LLC

5813 Skylane Blvd., Windsor CA 95492

Attn: Will Santana

Email:will@vippetcare.com

Re: Issuance of Class B Common Stock of PetIQ, Inc.

Ladies and Gentlemen:

WHEREAS, PetIQ, Inc., a Delaware corporation (“PetIQ”), PetIQ Holdings, LLC, a Delaware limited liability company (“Holdings”), PetIQ, LLC, an Idaho limited liability company (the “Buyer”), Community Veterinary Clinics, LLC, a Delaware limited liability company (the “Company”), VIP Petcare Holdings, Inc. (“Seller”), and Will Santana and Kenneth Pecoraro, entered into that certain Unit Purchase Agreement (the “Purchase Agreement”), dated January 5, 2018, pursuant to which, among other things, the Buyer has agreed to purchase 100% of the equity interests of the Company (the “Acquisition”) in exchange for, among other consideration, 4,200,000 common membership interests of Holdings (the “LLC Interests”) and 4,200,000 shares of Class B common stock, par value $0.001 per share, of PetIQ (the “PetIQ Class B Shares” and together with the LLC Interests, the “Equity Consideration”);

WHEREAS, the Parties desire to modify the Purchase Agreement with respect to the Equity Consideration; and

WHEREAS, certain beneficial owners (the “Equity Support Holders”) of PetIQ’s Class A common stock, par value $0.001 per share, of PetIQ (the “PetIQ Class A Shares”) and PetIQ Class B Shares desire to agree to vote their PetIQ Class A Shares and PetIQ Class B Shares at PetIQ’s 2018 annual meeting of stockholders (the “Annual Meeting”) as set forth in Section 5 of this letter agreement (this “Letter Agreement”), as necessary.

Capitalized terms used but not otherwise defined in this Letter Agreement have the meanings ascribed thereto in the Purchase Agreement.

In consideration of the mutual promises and covenants contained herein, the undersigned hereby agree as follows:

1.

Upon Closing of the Acquisition, the Equity Consideration shall consist solely of (i) the issuance to Seller of LLC Interests and (ii) the issuance to the Seller of 133,333 shares of PetIQ Class B Shares (the “Initial Issuance”).

2.

PetIQ hereby agrees that each month, commencing on February 15, 2018 and continuing on the 15th day of each month thereafter, as additional PetIQ Class B Shares become available for issuance pursuant to PetIQ’s certificate of incorporation through the cancellation of PetIQ Class B Shares issued to other Persons upon conversion of such PetIQ Class B Shares and LLC Interests into PetIQ Class A Shares, PetIQ will issue to the Seller an additional number of PetIQ Class B Shares to the extent it is so authorized, up to, but not exceeding, an aggregate issuance (including the Initial Issuance) of 4,200,000 Class B Shares (the “Additional Issuances”).  The Additional Issuances shall be fully paid when issued and no additional consideration is to be paid by the Seller for the Class B Shares.

3.

PetIQ hereby agrees to take such further action as Seller may reasonably request, all to the extent required to permit the Seller to resell Class A Shares issuable upon the conversion of the PetIQ Class B Shares and the LLC Interests pursuant to a Rule 10b5-1 plan in transactions permitted by the Purchase Agreement and the Sixth Amended and Restated Limited Liability Company Agreement of Holdings, as amended and within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

4.

If by April 30, 2018, PetIQ does not have a sufficient number of authorized PetIQ Class B Shares to satisfy its obligation to issue an aggregate of 4,200,000 shares of PetIQ Class B Shares to the Seller, it hereby agrees to take such action so as to hold its Annual Meeting as promptly as practicable and in any event not later than May 31, 2018 (or such later date as may be approved by the Seller (such approval not to be unreasonable withheld or delayed)) and will include as a matter to be voted on at the Annual Meeting, a stockholder proposal and Board recommendation to increase the number of authorized PetIQ Class B Shares in order to provide for the issuance of the balance of the PetIQ Class B Shares owed to the Seller (the “Class B Common Stock Issuance”). Such balance, if any, shall be promptly issued to the Seller following the Annual Meeting.

5.

If, pursuant to Section 4 above, the Class B Common Stock Issuance is included in the matters to be voted on at the Annual Meeting, the Equity Support Holders hereby agree to, on behalf of themselves and on behalf any other holder of PetIQ Class A Shares or PetIQ Class B Shares that it controls: (i) vote all PetIQ Class A Shares and PetIQ Class B Shares that it beneficially owns to approve the Class B Common Stock Issuance and (ii) not directly or indirectly, or encourage any other entity to directly or indirectly, delay, impede, or take any other action or inaction to interfere with the acceptance, implementation, or consummation of the Class B Common Stock Issuance. Each Equity Support Holder hereby grants an irrevocable proxy and power of attorney to any nominee of the board of directors of PetIQ to take all reasonable actions and execute and deliver all documents deemed reasonably necessary and appropriate by such Person to effectuate the approval of the Class B Common Stock Issuance and hereby appoints McCord Christensen and Robert Mooney, and each of them, proxies and attorneys-in-fact of the undersigned, each with full power of substitution, to attend and act for the undersigned Equity Support Holder at the Annual Meeting solely with respect to the Class B Common Stock Issuance and not with respect to any other matters presented at the Annual Meeting, and at any adjournments or postponements thereof, and in connection therewith to vote and represent all of the shares of common stock of PetIQ which the undersigned would be entitled to vote with respect to the Class B Common Stock Issuance.

6.

The Seller and the Stockholders agree to waive any breach by PetIQ, Holdings or the Buyer of the representations set forth Section 4.2(d) regarding PetIQ reserving a sufficient number of PetIQ Class B Shares in order to fulfill its obligations under the Purchase Agreement. The Parties agree that this Letter Agreement constitutes an Ancillary Document and that any breach of the terms hereof is indemnifiable under the terms of the Article 8 of the Purchase Agreement.

7.	This Letter Agreement has been duly authorized by all necessary action on behalf of PetIQ, Holdings and the Buyer and is valid and enforceable against PetIQ, Holdings and the Buyer.
8.	This Letter Agreement has been duly authorized by all necessary action on behalf of the Equity Support Holders and is valid and enforceable against the Equity Support Holders.

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9.

Within fifteen (15) days following the date hereof, PetIQ shall use its commercially reasonable efforts to cause additional stockholders of PetIQ to agree to join the terms of this Letter Agreement as an Equity Support Holder (each, an “Additional Equity Support Holder”) such that the Additional Equity Support Holders together with the Equity Support Holders party to this Letter Agreement as of the date hereof constitute, as of the date hereof, the holders of a majority of the issued and outstanding voting shares of PetIQ.

This Letter Agreement may be executed in counterparts, each of which shall be deemed to be an original, but both of which taken together shall constitute one and the same agreement.

This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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If you are in agreement with the foregoing, please sign and return one copy of this Letter Agreement, which thereupon will constitute our agreement with respect to the subject matter of this Letter Agreement.

Very truly yours,

PetIQ, Inc.

/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

PetIQ Holdings, LLC

/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

PetIQ, LLC

/s/ McCord Christensen
Name:	McCord Christensen
Title:	Chief Executive Officer

[Signature Page to Side Letter – PetIQ]

Solely for purposes of Sections 5 and 8 of this Letter Agreement:

Equity Support Party:

CHRISTENSEN VENTURES, LLC

/s/ McCord Christensen
Name:	McCord Christensen
Title:	Managing Member

[Signature Page to Side Letter – Equity Support Party]

Solely for purposes of Sections 5 and 8 of this Letter Agreement:

Equity Support Party:

ADCOCK VENTURES, LLC

/s/ Scott Adcock
Name:	Scott Adcock
Title:	Managing Member

[Signature Page to Side Letter – Equity Support Party]

Solely for purposes of Sections 5 and 8 of this Letter Agreement:

Equity Support Party:

KENNEDY FAMILY INVESTMENTS, LLC

/s/ Ronald Kennedy
Name:	Ronald Kennedy
Title:	Manager

[Signature Page to Side Letter – Equity Support Party]

Solely for purposes of Sections 5 and 8 of this Letter Agreement:

Equity Support Party:

LABORE ET HONORE LLC TS F SERIES

/s/ James N. Clarke
Name:	James N. Clarke
Title:	Manager

LABORE ET HONORE LLC TS E SERIES

/s/ James N. Clarke
Name:	James N. Clarke
Title:	Manager

LABORE ET HONORE LLC TS PREFERRED SERIES

/s/ James N. Clarke
Name:	James N. Clarke
Title:	Manager

LABORE ET HONORE LLC TS C SERIES

/s/ James N. Clarke
Name:	James N. Clarke
Title:	Manager

[Signature Page to Side Letter – Equity Support Party]

LABORE ET HONORE LLC TS FOUNDERS SERIES

/s/ James N. Clarke
Name:	James N. Clarke
Title:	Manager

LABORE ET HONORE LLC

/s/ James N. Clarke
Name:	James N. Clarke
Title:	Manager

[Signature Page to Side Letter – Equity Support Party]

Solely for purposes of Sections 5 and 8 of this Letter Agreement:

Equity Support Party:

THE JNC TRUST

/s/ Andrea M. Clarke
Name:	Andrea M. Clarke
Title:	Trustee

JAMES N. CLARKE IRREVOCABLE TRUST, dated December 27, 2012

/s/ Andrea M. Clarke
Name:	Andrea M. Clarke
Title:	Trustee

ANDREA M. CLARKE IRREVOCABLE TRUST,V dated December 27, 2012

/s/ Andrea M. Clarke
Name:	Andrea M. Clarke
Title:	Trustee

[Signature Page to Side Letter – Equity Support Party]

Solely for purposes of Sections 5 and 8 of this Letter Agreement:

Equity Support Party:

EOS PARTNERS, L.P.

By:		EOS GENERAL, LLC.,
a Delaware limited liability company,
its general partner

/s/ Steven M. Friedman
Name:		Steven M. Friedman
Title:		Authorized Person

EOS CAPITAL PARTNERS IV, L.P.

By:		ECP GENERAL IV, L.P.,
its general partner

	By:	ECP IV, LLC,
its general partner

/s/ Steven M. Friedman
Name:		Steven M. Friedman
Title:		Authorized Person

[Signature Page to Side Letter – Equity Support Party]

Acknowledged, agreed and accepted this 17th day of January, 2018:

COMMUNITY VETERINARY CLINICS, LLC D/B/A VIP PETCARE

/s/ Will Santana
Name:	Will D. Santana
Title:	Chief Executive Officer

VIP PETCARE HOLDINGS, INC.

/s/ Will Santana
Name:	Will D. Santana
Title:	Chief Executive Officer

/s/ Will Santana
WILL SANTANA

/s/ Kenneth Pecoraro
KENNETH PECORARO

[Signature Page to Side Letter – Seller]